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                                                               EXHIBIT 10.52



Federal I.D. No. 650328006                                 Agreement No. 829601



                              AGREEMENT OF SALE

         THIS AGREEMENT, made as of the 18 day of July, 1996, by and between the Commonwealth's Department of Transportation, hereinafter referred to as the "DEPARTMENT",

                                    a n d

Delaware Valley Railway Company, Inc., a wholly owned subsidiary of Rail America, Inc., with its principal office located at King Street Station, 1800 Diagonal Road, Suite 150, Alexandria, Virginia 22314, hereinafter referred to as the "RAILROAD";

                            W I T N E S S E T H:

         WHEREAS, the DEPARTMENT owns a line of RAILROAD, and property appurtenant thereto, known as USRA Line No. 907, the Wilmington and Northern Branch, extending between the Pennsylvania-Delaware state line at M.P. 12.70 and Modena, PA at M.P. 30.29 formerly owned by the Reading Corporation, hereinafter referred to as the "Line"; and,

         WHEREAS, at the time the DEPARTMENT purchased the Line the Federal Railroad Administration (FRA) provided ninety percent (90%) of the initial cost, the Department provided 6 2/3%, and the remaining 3 1/3% provided by the shippers on the Line; and,

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         WHEREAS, under the provisions of the Rail Freight Preservation and
Improvement Act, Act No. 119, of 1984 (July 5, 1984), as amended by Act of 1988-188 dated December 21, 1988 (55 P.S. Section 696.1-11), the DEPARTMENT is authorized to sell or convey any rail line or lines for continued rail use, to any responsible party provided fair market value is received for the property; and,

         WHEREAS, under 49 CFR Part 18.31(2), the DEPARTMENT can sell the Line through the competitive process to the extent practicable, less any reasonable selling and fixing up expenses; and,

         WHEREAS, reasonable selling and fixing up expenses shall be defined as rehabilitation or improvement costs, excluding routine maintenance, as approved by the FRA; and,

         WHEREAS, rehabilitation and improvement means replacing or upgrading the track, and other facilities needed to provide service on a line, to the extent necessary to permit adequate and efficient rail freight service on the line; and,

         WHEREAS, routine maintenance means inspection and light repairs, emergency repairs, and a planned program of periodic maintenance, which is necessary to keep the track at its existing condition or to comply with FRA Class I Track Safety Standards; and,

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         WHEREAS, through a Request For Proposal process, the Delaware Valley
Railway Company, Inc., was selected the operator of the Line and entered into a Use of Rail Properties Agreement (Agreement No. 829412, Attachment One) which allows for the purchase of the Line at Fair Market Value through a lease purchase option provided in Section 31 of said agreement; and,

         WHEREAS, the Fair Market Value of the property will be determined by an independent appraisal selected through the DEPARTMENT's competitive bid process with the costs to be borne by the RAILROAD; and,

         WHEREAS, the Fair Market Value is defined as the fair market value for all track materials in place and the fair market value for the real estate property; and,

         WHEREAS, the RAILROAD is desirous of purchasing the DEPARTMENT'S interest in the line and, pursuant to Section 31 of Operating Agreement No. 829412, will have sixty (60) days after completion of the appraisal process and submission of the appraisal report to accept the fair market value, less the appraisal costs and any reasonable selling and fixing up expenses paid by the DEPARTMENT through a rehabilitation program and as approved by the FRA from the track value; and,

         WHEREAS, the closing date shall be set at a mutually agreed upon time following all governmental approvals; and,

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         WHEREAS, the RAILROAD will pay all closing costs associated with the acquisition of the line; and,

         WHEREAS, the DEPARTMENT intends to continue to provide access to the RAILROAD across USRA Line No. 142 under the terms and conditions of the existing freight easement with SEPTA; and,

         WHEREAS, the DEPARTMENT intends to acquire USRA Line No. 142, the Octoraro Branch, from the Southeastern Pennsylvania Transportation Authority (SEPTA) and in the event that the DEPARTMENT decides to sell USRA Line No. 142 after acquisition, the DEPARTMENT will grant the RAILROAD the option to purchase said line; provided, however, that this action does not violate any of the terms and conditions set forth by SEPTA at the time of the acquisition; and,

        WHEREAS, in the event that the DEPARTMENT decides to sell Line No. 142 after acquisition, the RAILROAD understands and agrees that it will have sixty
(60) days to notify the DEPARTMENT of its intent to purchase this Line under the terms and conditions set forth by the DEPARTMENT; and,

        WHEREAS, the consideration paid by the RAILROAD for access to USRA Line No. 142 under the provisions of the Freight Easement includes the RAILROAD'S net losses incurred during the term of Agreement #829412 which are applied in accordance with Section 10(3) of

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Agreement No. 829412 and its amendments, as defined by the RAILROAD and approved by the DEPARTMENT and any other applicable authorities, to the extent allowable by law; and,

        WHEREAS, the parties understand and agree that the operating agreement between the Department and the RAILROAD expires at the close of business on June 30, 1996 (4:30 p.m.) and that this Agreement sha11 take effect at said close of business; and,

         WHEREAS, the parties understand and agree that, notwithstanding the expiration of the operating agreement, the RAILROAD will continue to provide rail freight service during the pendency of the sale in the manner specified in
Article III of Agreement No. 829412 incorporated herein by reference as if physically attached hereto and made a part hereof; and,

         WHEREAS, the RAILROAD shall be authorized to continue to conduct excursion service in the manner and subject to the terms and conditions specified in Supplemental Agreement NO. 829412A.

         NOW, THEREFORE, for and in consideration of the foregoing premises and the mutual promises hereinafter set forth, the parties hereto agree, with the intention of being legally bound hereby, as follows:


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SECTION 1. DESCRIPTION OF PROPERTY.

         The DEPARTMENT hereby conveys to the RAILROAD, and the RAILROAD hereby accepts, under the terms and conditions hereinafter set forth, the following described Line: All that certain right-of-way demised to the DEPARTMENT in Agreement No. 71363A by and between the Reading Company, Grantor, and the Commonwealth of Pennsylvania, Grantee, together with improvements, ties, rails, trestles, bridges, understructures and any other improvements thereon erected, subject to any exclusions and provisions herein contained, whether title is held in fee, easement, or otherwise. A plan of the general location of the said right-of-way is filed in the Chester County Court House in Misc. Book 539 Page 468 and Plan Book 74 Page 6.

SECTION 2. WARRANTY OF TITLE.

         Title shall be conveyed by delivery of a Quitclaim Deed without any covenants or warranties of any kind whatsoever by the DEPARTMENT. Said title shall be conveyed free and clear of all liens, encumbrances, restrictions and objections by or against the DEPARTMENT, except those of record and as mentioned in this Agreement.

         The premises above described are to be conveyed in their present physical condition, it being understood that the RAILROAD has carefully inspected said premises and in executing this Agreement, is relying solely upon such inspection and not upon any representation made by the DEPARTMENT its officers, agents, or employees, and the DEPARTMENT makes no warranty, expressed or

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implied, in respect to the condition of the said premises or any part thereof. The RAILROAD agrees to indemnify, protect, defend and hold harmless the DEPARTMENT from and against any and all liability, costs and expenses arising out of or connected with any personnel injury claims, property claims, contract claims and/or environmental claims with respect to environmental conditions existing on or after July 1, 1994, regardless whether such conditions are known or unknown as of the date of closing.

SECTION 3. COMPENSATION.

         The DEPARTMENT agrees to accept the appraised fair market value less the appraisal costs and any reasonable selling and fixing up expenses subject to FRA approval, as previously defined from the track material value to be paid at closing.

SECTION 4. RAIL OPERATIONS AND MAINTENANCE.

         The RAILROAD will provide, or arrange by contract to have provided, RAILROAD freight transportation service over the Line without any operating subsidy from the DEPARTMENT. The RAILROAD will be responsible for all maintenance and repairs to the Line which shall be kept in good order and repair in accordance with state and/or federal safety requirements.

SECTION 5. RAIL FREIGHT SERVICE.

         The RAILROAD agrees to provide or arrange to provide rail freight service on the Line for a period of five (5) years after closing. Failure to provide continuous freight service may be


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cause for termination under Section 13.  Rail freight service is defined as a frequency of service to deliver rail cars to receivers, or to pick up rail cars from shippers on the line that satisfies their needs. This freight service is the connection between the receiver/shipper and other railroad carrier(s). The railroad is not required to operate a scheduled train when there are no rail cars to be delivered or picked up.

SECTION 6. LICENSES AND OCCUPANCIES.

         Conveyance shall be made subject to existing tenancies and at the time of settlement, the licenses, and/or agreements as listed in Attachment Two, attached hereto and made a part hereof, will be assigned, amended or cancelled as circumstances warrant.

         The RAILROAD will assume all profits from those licenses, leases and/or agreements listed in Attachment Two effective after closing on said property. The RAILROAD may lease, grant easements or licenses, develop, or otherwise utilize the properties or portions thereof so long as such actions do not unduly interfere with the utilization of said Line for RAILROAD purposes. Such uses shall include, without limitation, transverse and longitudinal occupancies for public improvements (e.g., roads, sewers, etc., at, above or below grade), pipelines, power lines and energy corridors, bikeways, and commercial development of air, subterranean, and surface rights. The RAILROAD shall be prohibited from granting any perpetual license, easement or agreement until after the expiration of this agreement.



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SECTION 7. SALE OR CONVEYANCE OF PROPERTY.

         The RAILROAD shall be prohibited from transferring title to any real estate or parcels included in this conveyance to any party for a period of five (5) years from the effective date of this Agreement. Exceptions shall include non-operating properties. The DEPARTMENT shall be notified in writing in advance of any proposed sale, and no such sale shall take place without the written consent of the DEPARTMENT, which consent shall not be unreasonably withheld.

SECTION 8. LIABILITY.

          The RAILROAD shall hold and save the Commonwealth harmless from all claims, damages, suits, judgments, or causes of action on account of injury to or death of persons or loss or damage to property which may result from, or arise out of the management, control, use or operation of the Line including all appurtenant facilities, or which relate back to the term of the RAILROAD'S operating agreement. In this connection it is suggested the RAILROAD acquire, or cause its operator to acquire, public liability and property damage insurance, with a minimum 2 million dollar level of coverage.

SECTION 9. TAXES AND OTHER OBLIGATIONS.

          Upon the execution of this Agreement any taxes or assessments levied by public authorities for improvements, water and sewer rents, as well as any requirement to make water and/or sewer connections and/or to construct sidewalks or curbs or repair or

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remove existing construction, shall be the obligation of the RAILROAD.

SECTION 10. APPROVALS.

       The sale and conveyance hereunder shall be subject to and conditioned upon approval, if necessary, of the Public Utility Commission, the Federal Railroad Administration, the Surface Transportation Board, and/or any other governmental authority. The cost and expense of obtaining or attempting to obtain such approval will be borne solely by the RAILROAD.

SECTION 11.  DISSOLUTION OF THE LINE.

       In the event the RAILROAD fails to provide rail freight service, as required by Section 4 and 5 of this Agreement, at any time prior to the expiration of any DEPARTMENT liens on the Line by virtue of this Agreement, the parties will use their best efforts to engage a replacement RAILROAD to provide such service. However, in the event no RAILROAD can be engaged for such purpose, and in the event the Line is abandoned by the RAILROAD, the RAILROAD will cooperate fully with the DEPARTMENT in settling any and all claims, liens, or other encumbrances imposed by the DEPARTMENT, government, authority or financial institution. Such cooperation shall include any appropriate financial contribution imposed by federal law or regulation upon the parties.

SECTION 12. FORCE MAJEURE.

         In the event that either party shall be delayed, hindered in, or prevented from the performance of any act required hereunder by


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reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws and regulations, riots, insurrection, acts of God, or war, or any other reason beyond its control, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

SECTION 13.  TERMINATION FOR CAUSE.

         The DEPARTMENT shall have the right to terminate this Agreement, upon thirty (30) days notice to the RAILROAD, for nonperformance or breach by the RAILROAD of any of the provisions of this Agreement. RAILROAD shall have thirty days to cure said defaults.

SECTION 14. RETURN OF PREMISES.

       During the five year period after consummation of the sale, if the RAILROAD shall violate any covenant of this Agreement that remains uncured for a period of thirty (30) days after receipt of written notice from the DEPARTMENT, or in the event of the termination of this Agreement pursuant to
Section 13 herein, the DEPARTMENT shall have the right to terminate their agreement, and the Line shall revert to the DEPARTMENT.

SECTION 15. SUCCESSORS AND ASSIGNS.

         The terms and conditions of this Agreement shall extend to and be binding upon the respective successors and assigns of the parties hereto as their respective interests may appear, as though in each case herein they had been specifically mentioned; provided, however, that this Agreement may not be assigned by the


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RAILROAD unless written consent from the DEPARTMENT is first obtained therefor, which consent shall not be unreasonably withheld or delayed by the DEPARTMENT.

SECTION 16. GOVERNING LAW.

      This Agreement is to be construed in accordance with the laws of the Commonwealth of Pennsylvania.

SECTION 17. SEVERABILITY.

         If any term, covenant, condition or provision (or part thereof) of this Agreement or the application thereof to any person or circumstances shall, at any time or to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision (or remainder thereof) to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereof, and each term, covenant, condition and provision of this Agreement shall be valid and be enforced to the fullest permitted by law.

SECTION 18. CAPTIONS.

         The paragraph headings in this Agreement are for convenience only and are without legal effect upon the terms thereof.

SECTION 19. NONDISCRIMINATION.

         The Owner shall comply with the Commonwealth's Nondiscrimination Clause attached hereto as Attachment Three and made a part hereof.



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SECTION 20. DISPUTES.

         The RAILROAD agrees to be bound by the Act of May 20, 1937, P.L. 728, as amended (72 P.S. 4651-1 et seq.), which provides, in substance, that the Board of Claims shall have jurisdiction of claims against the DEPARTMENT arising from contracts and the power to order interpleader or impleader of other parties, when necessary for a complete determination of any claim or counterclaim in which the DEPARTMENT is a party.

SECTION 21. CONTRACTOR INTEGRITY PROVISIONS.

         The RAILROAD shall comply with the Contractor Integrity Provisions attached hereto as Attachment Four and made a part hereof.

SECTION 22. OFFSET PROVISION.

         The RAILROAD agrees that the DEPARTMENT may set off the amount of any state tax liability or other debt of the RAILROAD or its subsidiaries that is owed to the DEPARTMENT and not being contested on appeal against any payments due the RAILROAD under this or any other contract with the DEPARTMENT.

SECTION 23. CONTRACTOR RESPONSIBILITY PROVISION.

         The RAILROAD certifies compliance with the Contractor Responsibility Provisions attached hereto as Attachment Five and made a part hereof.

SECTION 24. AMERICAN WITH DISABILITIES ACT.

         The RAILROAD certifies compliance with the American with Disabilities Act attached hereto as Attachment Six and made a part


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hereof.

SECTION 25. EXPIRATION.

         This Agreement will expire five (5) years from the date of closing of the property.



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IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed and attested by their proper officials, pursuant to due and legal action authorizing the same to be done, the day and year first above written.


ATTEST:                                                        DELAWARE VALLEY RAILWAY COMPANY, INC.
by  /s/ Donald Redfearn                 June 28, 1996          by /s/ John H. Marino                       June 28, 1996
  ---------------------------------------------------            -------------------------------------------------------
   Signature                                 Date                 Signature                                       Date

Secretary/                                                     President                                   July 16, 1996
- -----------------------------------------------------          ---------------------------------------------------------
Title                                                          Title

                                                               COMMONWEALTH OF PENNSYLVANIA
ATTEST:                                                        DEPARTMENT OF TRANSPORTATION

by   /s/ Shannon M. Opperman               6/29/96             by /s/ Elizabeth S. Voras                        6/29/96
  ---------------------------------------------------            ------------------------------------------------------
   Signature                                 Date                 Signature                                       Date

Secretary                                                      Deputy Secretary for Aviation
- -----------------------------------------------------          --------------------------------------------------------
Title                                                          and Rail Freight
                                                               --------------------------------------------------------
                                                               Title

APPROVED AS TO LEGALITY AND FORM                              PRELIMINARY APPROVAL

by  /s/ Michael H. Kline                    7/1/96              by /s/ J. Lichtenstein Lubart                    7-1-96
  ---------------------------------------------------           -------------------------------------------------------
   Signature                                 Date               Signature                                         Date

For Chief Counsel                                               Assistant counsel
- -----------------------------------------------------           -------------------------------------------------------
Title                                                           Title
                                                                Recorder No.
                                                                             ------------------------------------------

 /s/ Donna L. Kreiser                       7-5-96              Certified Funds Available Order
- -----------------------------------------------------           Activity
 Signature                                   Date
                                                                Program
                                                                         -----------------------------------------------
General Counsel                                                 Symbol
- -----------------------------------------------------                    ------------------------------------------------
Title                                                           by  /s/ David C. Boose                            7/18/96
                                                                  -------------------------------------------------------
by  /s/ John A. F. Hall                                            Signature                                       Date
   --------------------------------------------------
    Signature                                Date
                                                                Comptroller  Timothy A. Guss
                                                                ---------------------------------------------------------
                                                                Title
Attorney General
- -----------------------------------------------------
Title


                                                           APPROVED FOR
                                                       OFFICE OF THE BUDGET
                                         by /s/  Timothy A. Guss                              7/18/96
                                           -------------------------------------------------------------
                                            Signature                                           Date

                                           Comptroller
                                           --------------------------------------------------------------
                                            Title






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